EXHIBIT 10.30
                         NATIONAL PIZZA COMPANY

                   SEVENTH AMENDMENT AND EXTENSION TO
             AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

     THIS SEVENTH AMENDMENT AND EXTENSION TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Seventh Amendment"), dated as of December 20, 1993, is entered into by and among NATIONAL PIZZA COMPANY (the "Company"), the banks listed on the signature pages hereof (each a "Bank" and collectively the "Banks") and CONTINENTAL BANK N.A., as agent for such Banks (in such capacity, the "Agent").

     WHEREAS, the Company, the Banks and the Agent are parties to the Amended and Restated Revolving Credit Agreement dated as of November 17, 1989 (as heretofore amended, the "Original Credit Agreement"; capitalized terms used but not defined herein shall have the meanings given to them in the Original Credit Agreement); and

     WHEREAS, the parties hereto desire to make certain amendments to the Original Credit Agreement and extend its Termination Date.

     NOW, THEREFORE, it is hereby agreed by the parties hereto as follows:

     SECTION 1.  Amendments to Original Credit Agreement.

        Section 1.1. Amendment to Section 1.1. Section 1.1 of the Original Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical sequence:

        "EBITDA" means the sum of the Company's Consolidated Net
     Earnings before interest expense and provision for taxes, plus depreciation, amortization and the noncash portion of nonrecurring charges (as defined by GAAP).

        "Indebtedness to EBITDA Ratio" means, as of the last day of any fiscal quarter, the ratio of (a) all Indebtedness of the Company and its Subsidiaries on such day to (b) EBITDA for the period of four consecutive fiscal quarters ending on such day.

        "Margin" means (a) initially, .75% and (b) on and after any date specified below on which the Margin is to be adjusted, the rate per annum set forth in the table below opposite the applicable Indebtedness to EBITDA Ratio:

                Indebtedness
                       to
                     EBITDA                     Margin

                  Greater than 2.75 to 1        1.0%

                  Greater than 2.25 to 1
                  but equal to or less
                  than 2.75 to 1                 .75%

                  Greater than 1.50 to 1
                  but equal to or less
                  than 2.25 to 1                 .625%

                  Equal to or less than
                  1.50 to 1                      .50%

          The Margin shall be adjusted, to the extent applicable, 45 days (or, in the case of the last fiscal quarter of any fiscal year, 90 days) after the end of each fiscal quarter based on the Indebtedness to EBITDA Ratio as of the last day of such fiscal quarter; it being understood that if the Company fails to deliver the financial statements required by Section 10.1(a) or 10.1(b), as applicable, by the 45th day (or, if applicable, the 90th day) after any fiscal quarter, the Margin shall be 1.0% for Eurodollar Loans until such financial statements are delivered.

        Section 1.2.  Amendment to Section 4.1(b).  The first
sentence of Section 4.1(b) of the Original Credit Agreement is hereby amended by deleting the percentage "3/4%" referenced therein and replacing it with the words "the Margin".

   SECTION 2.  Termination of Domestic Fixed Rate Pricing Option.
Notwithstanding anything to the contrary in the Original Credit
Agreement, the Company may not borrow pursuant to a Domestic Fixed Rate Loan on or after the effective date hereof.

   SECTION 3. Extension. The Termination Date is hereby extended to August 10, 1996.

     SECTION 4. Warranties and Representations. The Company hereby affirms that no Event of Default or Unmatured Event of Default exists under the Original Credit Agreement as amended hereby as of the effective date hereof. The Company hereby represents and warrants to the Agent and the Banks that after giving effect to the amendment set forth herein, the warranties of the Company contained in Sections 9.1, 9.2, 9.3, 9.4, 9.7, 9.9, 9.13, 9.14 and 9.15 of the Original Credit Agreement are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations relate solely to an earlier date (and were true and correct as of such earlier date). Since September 30, 1993, there has been no material adverse change in the financial condition, assets, liabilities, business operations, management or prospects of the Company and its Subsidiaries taken as a whole. No claims, litigation, arbitration proceedings or governmental proceedings are pending or threatened against or are affecting the Company or any of its Subsidiaries, the results of which might materially and adversely affect the financial condition, assets, liabilities, business operations, management or prospects of the Company and its Subsidiaries taken as a whole.

     SECTION 5. Effectiveness of Seventh Amendment. This Seventh Amendment shall become effective, as of the day and year first above written, on such date when the Agent shall have received all of the following at the Company's cost and expense, each of which shall be duly executed, dated such date(s) as shall be satisfactory to the Agent, in form and substance satisfactory to the Agent, and in sufficient number of signed counterparts to provide one to each Bank: (a) counterparts of this Seventh Amendment executed by the Company and the Banks, (b) a certificate of the Secretary or an Assistant Secretary of the Company substantially in the form of Exhibit 1 attached hereto, (c) an opinion of counsel substantially in the form of Exhibit 2 attached hereto and (d) any other documents which the Banks may reasonably request.

     SECTION 6.  Miscellaneous.

        (a)  Captions.  Section captions used in this Seventh
     Amendment are for convenience only and shall not affect the construction of this Seventh Amendment.

        (b) Governing Law. THIS SEVENTH AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Wherever possible each provision of this Seventh Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Seventh Amendment shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Seventh Amendment.

        (c) Counterparts. This Seventh Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Seventh Amendment.

        (d) Successors and Assigns. This Seventh Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Agent and the Banks.

        (e) Continued Effectiveness. Except as specifically modi-fied hereby, the Original Credit Agreement and the other related loan documents shall remain unmodified and are specifically confirmed to be in full force and effect. Upon the effectiveness of this Seventh Amendment pursuant to
     Section 5, all references in the Original Credit Agreement to "Credit Agreement", "Agreement", "hereof" or the like shall refer to the Original Credit Agreement as hereby amended.

        (f) Final Agreement. THIS AGREEMENT, TOGETHER WITH ALL OTHER WRITTEN AGREEMENTS BETWEEN THE COMPANY, THE BANKS AND THE AGENT (INCLUDING WITHOUT LIMITATION THE ORIGINAL CREDIT AGREEMENT AS AMENDED HEREBY), IS THE FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN THE COMPANY, THE BANKS AND THE AGENT, AND SUCH WRITTEN CREDIT AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL CREDIT AGREEMENT BETWEEN THE COMPANY, THE BANKS AND THE AGENT.

        (g) Non-Standard Terms; No Unwritten Oral Agreements. ANY ADDITIONAL NON-STANDARD TERMS OF THE CREDIT AGREEMENT BETWEEN THE COMPANY, THE BANKS AND THE AGENT, INCLUDING THE REDUCTION TO WRITING OF A PREVIOUS ORAL CREDIT AGREEMENT BETWEEN THE COMPANY, THE BANK, AND THE AGENT, ARE SET FORTH IN THE SPACE BELOW (IF NONE, WRITE "NONE"):

                  NONE

     NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN THE COMPANY, THE
     BANKS AND THE AGENT EXISTS.


   Delivered at Chicago, Illinois, as of the day and year first above written.

                                NATIONAL PIZZA COMPANY
                                By:
                                Title:

                                CONTINENTAL BANK N.A.,
                                  in its individual capacity
                                  and as Agent
                                By:
                                Title:

                                THE BANK OF TOKYO TRUST COMPANY
                                By:
                                Title:

                                U.S. BANK OF WASHINGTON,
                                NATIONAL ASSOCIATION
                                By:
                                Title: